UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 30, 2004
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                        (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-22444                   25-1710500
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(State or other                 (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                            15237
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(Address of principal executive offices)                              (Zip Code)



                                 (412) 364-1913
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)







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


Item 7.  Financial Statements and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

               Exhibit 99 - Press Release, dated April 30, 2004.

Item 12. Results of Operations and Financial Condition

     On April 30, 2004, WVS Financial Corp. issued a press release to report earnings for the quarter ended and nine months ended March 31, 2004. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.




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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 WVS FINANCIAL CORP.



Dated:  April 30, 2004                           By:     /s/ David J. Bursic
                                                         -----------------------
                                                         David J. Bursic
                                                         President and
                                                         Chief Executive Officer


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